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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

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                                       FORM 8-K


                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

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                           August 1, 1997 (July 23, 1997)
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                   Date of Report (Date of earliest event reported)


                               ALLIANCE IMAGING, INC.
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                (Exact name of registrant as Specified in its charter)



    Delaware                           0-16334                      33-0239910
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(State or Other Jurisdiction        (Commission                   (IRS Employer
      of Incorporation)              File Number          Identification Number)


         1065 North PacifiCenter Drive, Suite 200, Anaheim, California 92806
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          (Address of principal executive offices)               (Zip Code)


                                    (714) 688-7100
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                  Registrant's telephone number, including area code


            3111 North Tustin Avenue, Suite 150, Orange, California 92665
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            (Former name or Former Address, if Changed Since Last Report)

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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

    On July 23, 1997, Newport Investment LLC, a Delaware limited liability company (the "Investor") and certain individuals and entities (each a "Stockholder" and, collectively, the "Stockholders"), entered into a Stockholder Agreement, dated as of July 23, 1997 (the "Stockholder Agreement"). Pursuant to the Stockholder Agreement, each Stockholder granted to the Investor an option to purchase (the "Option"), in the Investor's sole discretion, (i) shares of common stock, par value $.01 per share (the "Common Stock") of Alliance Imaging, Inc. (the "Company"); (ii) as applicable, shares of Series D Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share (the "Series D Stock") of the Company; and (iii) any other shares of Common Stock or Series D Stock acquired by the Stockholders during the term of the Stockholder Agreement (including, without limitation, through the conversion of any convertible security or the exercise of any Company stock options or warrants) (collectively the "Subject Shares"), as set forth more fully in Schedule A, attached to the Stockholder Agreement. The Stockholder Agreement is attached hereto as Exhibit
2.1 and incorporated herein by reference.

    The Stockholders entered into the Stockholder Agreement to induce the Investor to enter into, and in consideration of its entering into, the Agreement and Plan of Merger, dated as of July 23, 1997 (the "Merger Agreement"), between the Investor and the Company, pursuant to which the Investor shall, subject to the terms and conditions of the Merger Agreement, form a new corporation to be called Newport Acquisition Corp. ("Newco"), which shall be merged with and into the Company (the "Merger"). The Company will be the surviving corporation in the Merger (the "Surviving Corporation").

    Pursuant to the Option, each Stockholder severally granted to the Investor, and the Investor at its sole discretion may purchase and acquire all the Subject Shares, at a price per share equal to the $11.00 (the "Cash Merger Price") or, in respect of a share of Series D Stock, an amount in cash equal to the Cash Merger Price for each common share that would have been received had such share of Series D Stock been converted into shares immediately prior to such purchase.

    Pursuant to the Stockholder Agreement, each Stockholder irrevocably granted to and appointed, the Investor and Josh Harris, in his capacity as an officer of the Investor, such Stockholder's proxy and attorney-in-fact to (i) vote such Stockholder's Subject Shares (except for the Series D Stock, unless it shall first have been converted into Common Stock), or grant a consent or approval with respect to the Merger and the adoption by the Company of the Merger Agreement and (ii) vote such Stockholder's Subject Shares (except for the Series D Stock, unless it shall first have been converted into Common Stock) against any Alternative Transaction (as defined in the Merger Agreement) and certain other transactions that would impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any transaction contemplated thereby.

    As of July 23, 1997, the Company had 10,943,138 shares of Common Stock outstanding. Pursuant to the Stockholder Agreement, as of that date, approximately

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5,949,382 shares of outstanding Common Stock were beneficially owned by the
Stockholders, 3,000,000 shares of Common Stock were issuable upon conversion by the Stockholders of the Series D Stock and 765,025 shares of Common Stock were issuable upon exercise by the Stockholders of options and warrants. As a result, as of July 23, 1997, assuming conversion of the Series D Stock and exercise of all options and warrants subject to the Stockholder Agreement (but assuming that no other options or warrants were exercised), there would be approximately 14,708,163 shares of Common Stock outstanding, of which approximately 9,714,407 would be subject to the terms of the Stockholder Agreement. Consequently, making those assumptions, as a result of the Stockholder Agreement the Investor is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 66.0 % of the Company's Common Stock.

    The foregoing descriptions of the Stockholder Agreement, the Option and the proxy rights are qualified in their entirety by reference to the Stockholder Agreement.

Items 2-4.    NOT APPLICABLE.

Item 5.       OTHER EVENTS.

    On July 23, 1997, the Company entered into the Merger Agreement with the Investor. The Merger Agreement is attached hereto as Exhibit 2.2 and incorporated herein by reference.

    Pursuant to the Merger Agreement, each share of Company Common Stock, other than shares held in treasury by the Company or shares with respect to which dissenter's rights are perfected under the DGCL, will be subject to an election to either (i) receive the Cash Merger Price from the Surviving Corporation or
(ii) remain outstanding and continue to represent one share of Common Stock, par value $.01 per share, of the Surviving Corporation. Notwithstanding such elections, the Merger Agreement provides that 727,273 shares of Common Stock will be retained by holders and not converted into the right to receive the Cash Merger Price, and contains proration provisions designed to achieve that result. The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement.

    On July 23, 1997, Investor and the Company issued a joint press release (the "Press Release") announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 6.  NOT APPLICABLE.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a)-(b) NOT APPLICABLE.

    (c)  EXHIBITS REQUIRED BY ITEM 601 OF REGULATION S-K.

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         2.1  Stockholder Agreement among Newport Investment LLC and the individuals and entities listed on Schedule A attached thereto, dated as of July 23, 1997.


         2.2 Agreement and Plan of Merger between Alliance Imaging, Inc. and Newport Investment LLC, dated as of July 23, 1997.

         99.1 Press release issued by Newport Investment LLC and Alliance Imaging, Inc., dated July 23, 1997.

Item 8.  NOT APPLICABLE.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 1, 1997

                        ALLIANCE IMAGING, INC.


                        By: /s/   Terrence M. White
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                              Name:    Terrence M. White
                              Title:   Senior Vice President, Chief
                                       Financial Officer and Secretary

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                                    EXHIBIT INDEX


Exhibit No.        Description
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    2.1     Stockholder Agreement among Newport Investment LLC and the individuals and entities listed on Schedule A attached thereto, dated as of July 23, 1997.

    2.2 Agreement and Plan of Merger between Alliance Imaging, Inc. and Newport Investment LLC, dated as of July 23, 1997.

    99.1 Press release issued by Newport Investment LLC and Alliance Imaging, Inc., dated July 23, 1997.

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